LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EMERGING MARKETS DEBT FUND

September 1, 2000

Dear Shareholder:

We are pleased to report that the J.P. Morgan Emerging Markets Debt Fund delivered a total return of 34.12% for the 12 months ended July 31, 2000. The fund strongly outperformed its benchmark, the Emerging Markets Bond Index Global, which returned 26.30%, and the Lipper Emerging Markets Debt Funds Average, which returned 25.18% for the period.

The fund's net asset value on July 31, 2000 was $8.77 per share, increasing from $7.29 per share on July 31, 1999. The fund's net assets stood at $20.2 million on July 31, 2000.

Included in this report is an interview with Paul Dickson, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS............1  FUND FACTS AND HIGHLIGHTS............7

FUND PERFORMANCE......................2  FINANCIAL STATEMENTS................10

PORTFOLIO MANAGER Q&A.................3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on April 30, 1997,* would have increased to $12,506 on July 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION* APRIL 30, 1997 - JULY 31, 2000

[GRAPH]


      JP MORGAN EMERGING MARKETS DEBT           LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE            EMBI GLOBAL BENCHMARK

                 Net     Monthly     PLOT                  Monthly        PLOT                              Monthly        PLOT
                 Index   Returns     POINTS                Returns        POINTS               Index        Returns        POINTS
   4/30/97     2550.00                10,000                              10,000              145.41                       10,000
   5/31/97     2627.50      0.03      10,304                  0.04      10387.13              150.34           0.03        10,339
   6/30/97     2670.00      0.02      10,471                  0.03      10679.76              153.63           0.02        10,565
   7/31/97     2725.00      0.02      10,686                  0.04      11071.63              159.98           0.04        11,002
   8/31/97     2697.29     (0.01)     10,578                 (0.01)     11012.86              159.21          (0.00)       10,949
   9/30/97     2764.40      0.02      10,841                  0.03      11336.12              163.62           0.03        11,253
  10/31/97     2465.14     (0.11)      9,667                 (0.10)     10160.98              146.29          (0.11)       10,060
  11/30/97     2587.22      0.05      10,146                  0.04      10524.24              152.49           0.04        10,487
  12/31/97     2636.67      0.02      10,340                  0.03      10817.53              156.22           0.02        10,743
   1/31/98     2630.96     (0.00)     10,318                 (0.00)     10791.73              156.97           0.00        10,795
   2/28/98     2705.44      0.03      10,610                  0.03      11091.05              161.12           0.03        11,080
   3/31/98     2771.75      0.02      10,870                  0.03      11374.20              164.78           0.02        11,332
   4/30/98     2774.46      0.00      10,880                  0.00      11369.55              165.16           0.00        11,358
   5/31/98     2684.16     (0.03)     10,526                 (0.04)     10925.44              160.17          (0.03)       11,015
   6/30/98     2586.18     (0.04)     10,142                 (0.04)     10520.08              156.11          (0.03)       10,736
   7/31/98     2615.77      0.01      10,258                  0.01      10626.22              157.02           0.01        10,799
   8/31/98     1910.28     (0.27)      7,491                 (0.32)      7231.82              114.09          (0.27)        7,846
   9/30/98     2024.31      0.06       7,938                  0.06       7644.96              123.95           0.09         8,524
  10/31/98     2158.54      0.07       8,465                  0.06       8118.00              131.87           0.06         9,069
  11/30/98     2287.99      0.06       8,973                  0.08       8796.26              140.91           0.07         9,690
  12/31/98     2216.60     (0.03)      8,693                 (0.03)      8553.01              138.18          (0.02)        9,503
   1/31/99     2117.71     (0.04)      8,305                 (0.03)      8311.12              135.04          (0.02)        9,286
   2/28/99     2141.58      0.01       8,398                  0.01       8421.31              136.37           0.01         9,378
   3/31/99     2304.16      0.08       9,036                  0.06       8932.24              145.41           0.07        10,000
   4/30/99     2503.48      0.09       9,818                  0.07       9566.08              154.35           0.06        10,615
   5/31/99     2329.04     (0.07)      9,133                 (0.05)      9081.94              146.38          (0.05)       10,066
   6/30/99     2440.14      0.05       9,569                  0.04       9459.89              152.00           0.04        10,453
   7/31/99     2377.78     (0.03)      9,325                 (0.01)      9315.43              149.47          (0.02)       10,279
   8/31/99     2364.41     (0.01)      9,272                 (0.00)      9289.94              149.57           0.00        10,286
   9/30/99     2445.97      0.03       9,592                  0.03       9506.78              154.27           0.03        10,609
  10/31/99     2551.83      0.04      10,007                  0.04       9869.45              159.73           0.04        10,985
  11/30/99     2629.90      0.03      10,313                  0.03      10220.05              164.01           0.03        11,279
  12/31/99     2792.23      0.06      10,950                  0.05      10749.22              171.61           0.05        11,802
   1/31/00     2764.40     (0.01)     10,841                 (0.01)     10643.43              168.97          (0.02)       11,620
   2/29/00     2990.53      0.08      11,728                  0.06      11269.14              178.04           0.05        12,244
   3/31/00     3096.45      0.04      12,143                  0.02      11552.32              182.88           0.03        12,577
   4/30/00     3019.55     (0.02)     11,841                 (0.02)     11235.43              179.52          (0.02)       12,345
   5/31/00     2912.16     (0.04)     11,420                 (0.03)     10885.63              175.37          (0.02)       12,060
   6/30/00     3078.09      0.06      12,071                  0.05      11431.99              183.54           0.05        12,622
   7/31/00     3189.02      0.04      12,506                  0.02        11,725              188.77           0.03        12,982
           ----------------------------------------------------------------------------------------------------------------------

                                          39
                                        7.12%                               5.02%                                            8.36%

PERFORMANCE


                                                    TOTAL RETURNS           AVERAGE ANNUAL TOTAL RETURNS
                                                    ------------------      ---------------------------------
                                                    THREE       SIX        ONE         THREE        SINCE
AS OF JULY 31, 2000                                 MONTHS      MONTHS     YEAR        YEARS      INCEPTION*
----------------------------------------------------------------------     ---------------------------------
J.P. Morgan Emerging Markets Debt                    5.61%      15.36%     34.12%      5.38%        7.12%
Emerging Markets Bond Index Global**                 5.16%      11.72%     26.30%      5.76%        8.36%
Lipper Emerging Markets Debt Average***              4.26%      10.15%     25.18%      2.46%        4.90%


                                                    TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                                    ------------------     ---------------------------------
                                                    THREE        SIX       ONE         THREE        SINCE
AS OF JUNE 30, 2000                                 MONTHS      MONTHS     YEAR        YEARS      INCEPTION*
----------------------------------------------------------------------     ---------------------------------
J.P. Morgan Emerging Markets Debt                   -0.59%      10.24%     26.14%      4.86%        6.12%
Emerging Markets Bond Index Global**                 0.36%       6.95%     20.75%      6.11%        7.63%
Lipper Emerging Markets Debt Average***             -0.67%       6.45%     20.74%      2.45%        4.20%


*THE FUND COMMENCED OPERATIONS ON APRIL 17, 1997 AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 7.96% FROM THAT DATE THROUGH JULY 31, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM APRIL 30, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

**THE EMERGING MARKETS BOND INDEX GLOBAL IS AN UNMANAGED INDEX WHICH TRACKS TOTAL RETURN FOR EXTERNAL CURRENCY-DENOMINATED DEBT (BRADY BONDS, LOANS, EUROBONDS, AND U.S. DOLLAR-DENOMINATED LOCAL MARKET INSTRUMENTS) IN EMERGING MARKETS. THE EMERGING MARKETS BOND INDEX GLOBAL DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN REIMBURSED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with PAUL DICKSON, vice president and member of the Emerging Markets Debt team. Prior to becoming a J.P. Morgan Investment Management employee in 1999, he was the senior emerging markets debt strategist at Lehman Brothers, where he was responsible for sovereign risk analysis and asset recommendations and ran a dedicated emerging markets model portfolio. Before his tenure at Lehman, he held a similar position with the Chase Manhattan Bank from 1993 to 1997. He has been involved in a number of sovereign debt restructurings and, among a number of capital markets transactions, worked closely on the 1996 Mexican Brady exchange. Prior to coming to Wall Street, he conducted a seminar at the Johns Hopkins University, School of Advanced International Studies on Finance in Emerging Markets and also managed the School's Center for Brazilian Studies. Paul holds a dual M.A. in international economics and international studies from the Johns Hopkins University. This interview was conducted on August 13, 2000 and reflects his views on that date.

WHAT WERE A FEW OF THE KEY EVENTS THAT DEFINED THE EMERGING MARKETS DEBT UNIVERSE, DURING THE YEAR ENDED JULY 31, 2000?

PD: Clearly, Moody's upgrade of Mexico's debt to investment grade in early March of this year ranks among the top events, one that helped to stimulate debt markets throughout the Latin American region. Elsewhere, Russia successfully renegotiated its Soviet-era debt. This helped to close out the unfortunate episode of the Russian debt default and devaluation crisis of 1998.

A constant and highly positive theme for the period in question was Brazil's ability to meet and exceed all of its IMF targets. If you had asked analysts 18-24 months ago whether Brazil could meet these targets, most would have said no, that it would have been politically impossible. Fortunately, the Brazilian government surprised nearly everyone by effectively managing its economy, its debt, and its fiscal policy - in many ways following Mexico's successful example.

WHAT ARE THE KEY DETERMINANTS OF WHETHER YOU WILL OR WILL NOT BUY EMERGING MARKET DEBT?

PD: Our strategy in emerging markets debt is built upon a fundamental analysis of a country's economic prospects. Here, our focus is on sovereign debt, as opposed to corporate debt. This is not an exclusive focus, as we do invest in corporate debt, but only if spreads are appreciably wider than sovereign debt, and the corporations in question possess solid fundamentals.

In the sovereign world, we look at issues of fiscal solvency, monetary policy, and the ability of a country to service its long-term debt. We use this analysis to determine the value of its debt relative to current yield spreads. We also try to capitalize on underlying improvements in creditworthiness that the market at large has not valued appropriately. Brazil was a very good example of this. We were overweight Brazil well before everyone else realized how quickly this country was coming around.

WHAT COUNTRIES CURRENTLY MERIT A BUY AND WHY?

PD: Brazil is still a buy, as is Russia. Brazil likely will continue to benefit from liquidity flows into the region and its own demonstrated success in managing its economy. In the case of Russia, President Putin's cabinet is doing a great job of developing a sound fiscal policy and monetary discipline. Progress is also being made on much needed reforms to the country's financial sector.

Colombia may also merit some special attention at this point in time, despite some difficult political issues that have kept yields there very high. One of these issues is that the president's party doesn't have a majority in the country's legislature. This certainly hinders his ability to pass needed reforms, particularly in the banking sector. Colombia also continues to be beset by expensive and problematic drug- and guerrilla-related issues. Looking forward, the question to be answered is whether a minority government can legislate or impose sufficient fiscal discipline to ensure the country's long-term solvency. The government has made tremendous strides in this direction, but only time will tell whether it eventually succeeds.

HAVE YOU FOUND ANY PROSPECTS IN EASTERN EUROPE?

PD: Absolutely. In Eastern Europe, the key buys are Bulgaria and Turkey. Bulgaria is slowly progressing toward entry into the European Union (EU). While it will take years to make this transition, its government is maintaining the policy mix that is needed to achieve this long-term goal. We view this steadfastness and forward thinking very favorably. Turkey has also been invited to enter the EU. As is the case with Bulgaria, it is working with the IMF to stabilize the economy, bring down inflation, and fix its fiscal accounts in preparation for its eventual entry into the EU. We saw this process play out in Poland, the Czech Republic, and Hungary, all of which are closer to entering the EU. Their success in managing their fiscal accounts has led to tremendous returns, and tremendous spread compression in their debt. While it may take a little longer for Turkey and Bulgaria to do the same, we believe they are well on their way.

AND IN THE ASIA/PACIFIC REGION?

PD: There, most of the countries have performed so well over the last two years that sovereign debt spreads are relatively tight. There are, however, some specific corporate names that are attractive at current spread levels. We are also looking at the Philippines. Like Colombia, this country has experienced some problems on the political and fiscal fronts. In our view, the market appears to have focused more on the problems than the solutions being implemented there, and thus have punished the country unduly over the past six months or so. We are closely monitoring the situation to determine when might be the best time to step in and take advantage of what may be a near-term turnaround.

WE ALMOST NEVER HEAR ABOUT THE DEBT PROSPECTS OF EMERGING NATIONS IN AFRICA. IS THERE A MARKET FOR AFRICAN DEBT?

PD: To some extent. South Africa is, of course, an investment grade country, and investors do buy its debt. Egypt is investment grade as well, but its debt is not as commonly purchased by emerging markets debt investors. And there is some debt in Morocco and Algeria that some investors find attractive. Algeria is more of an oil play, and Morocco is a reasonably high-grade credit. Unfortunately, that's about where it ends, as most other African nations are simply too risky at the present time.

WHAT EFFECTS DO RISING U.S. INTEREST RATES HAVE ON THE ABILITY OF EMERGING NATIONS TO BORROW?

PD: Rising U.S. interest rates increase the borrowing costs of emerging nations, which must compete against the world's leading economy for global capital. As investors are lured by higher rates here, there is less money available for emerging nations. This hurts the ability of local corporations to raise money and, by extension, damages their respective country's growth prospects.

These, among other negative impacts, were our main concerns going into the year 2000. Fortunately, the U.S. economy has begun to slow a little bit, and the prospects for substantial future rate increases here have diminished. So, it is beginning to look like emerging markets may soon be able to move back into global capital markets in a big way.

HOW DID THE PORTFOLIO PERFORM OVER THIS REPORTING PERIOD?

PD: We did very well, actually. For the year ended July 31, 2000, we had a return of 34.12%, well ahead of both our peer group and the Emerging Markets Bond Index Global benchmark, which returned 25.18% and 26.30%, respectively.

WHAT DROVE PERFORMANCE OVER THIS PERIOD?

PD: We were ahead of the curve in our recognition of Russia's debt resolution prospects, and so benefited handsomely. Our holdings in Soviet-era debt, for example, tripled in price from when we bought it, making it our best investment over this reporting period in terms of actual performance. Of course, owing to our diversified strategy, we didn't have an unreasonable amount of this debt in the portfolio, but the amount that we did have greatly assisted performance. We also correctly anticipated the timing of Mexico's upgrade, which was very helpful. Finally, we participated in a number of Brady bond exchanges in Argentina and elsewhere, which boosted performance significantly.

WHAT EFFECT DID BRAZIL HAVE ON PERFORMANCE?

PD: We were overweighted in Brazil during this period. As one of the higher yielding emerging markets credits, the country's bonds provided us with good performance in terms of running yield. This said, Brazil hasn't really tightened in as much as we would have liked. We think that trade is still coming.

YOU'VE NOTED THE UPGRADE OF MEXICO'S DEBT TO INVESTMENT GRADE. HOW MIGHT THIS IMPACT BRAZIL AND OTHER EMERGING MARKETS?

PD: Mexico's upgrade will cause its debt to be put into the Lehman Aggregate Bond Index, so it will attract primarily investment grade investors. As a consequence, former emerging markets investors in Mexico will need to look elsewhere for yield. This should benefit countries like Brazil, Argentina, Turkey, and Bulgaria.

WHAT DETRACTED FROM PERFORMANCE OVER THIS PERIOD?

PD: An overweight in Peru hurt performance. We didn't expect the elections to go quite as badly as they did, with the substantially negative political fallout that ensued. We also entered into the Colombia trade somewhat early in the cycle. We anticipate getting that back at some point, but for this reporting period it detracted in some small measure from performance.

WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS DEBT GOING FORWARD?

PD: We're positive about the economic fundamentals of most emerging economies. We believe that, in general, credit spreads in emerging markets will continue to tighten over the coming six months. Should the U.S. economy move toward a soft landing, as we fully expect it will, this will serve to make emerging markets debt very attractive. We also think that Brazil will receive a well-deserved upgrade at some point, either by year-end or early next year. It still has a number of levels to go before it reaches investment grade, but it appears to be making meaningful progress toward this goal.

Beyond this, we think that Mexico will achieve another upgrade by the other major rating agency. Russia also is likely to receive an upgrade on the back of its successful debt resolution efforts. So, there are a number of positive credit events in the wings that will help to tighten the market.

The real question going forward is whether we can expect the market to continue to outperform over the next two years, as it has over the past two. The reality is that it probably will not have the same level of returns. We expect the returns will certainly be good, just not quite as good. Should the U.S. slowdown become something more serious, this scenario could easily shift to the negative, but we don't foresee this happening at this point in time.

FUND FACTS


INVESTMENT OBJECTIVE
J.P. Morgan Emerging Markets Debt Fund seeks to provide a high total return from a portfolio of fixed income securities of emerging markets issuers. It is designed for investors who seek exposure to emerging markets debt in their investment portfolios. As an international investment, the fund is subject to foreign political and currency risks, in addition to market risk.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
4/17/97

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 7/31/00
$20,163,013

-------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 7/31/00
$20,264,624

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00


EXPENSE RATIO
The fund's current annualized expense ratio of 1.25% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF JULY 31, 2000

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

BRAZIL  23.2%
ARGENTINA  19.9%
RUSSIA  15.1%
MEXICO  10.6%
VENEZUELA  4.6%
COLOMBIA  4.3%
TURKEY  4.0%
U.S. DOLLAR & SHORT TERM  4.0%
BULGARIA  3.1%
PAKISTAN  2.2%
OTHER  9.0%


30-DAY SEC YIELD
10.45%*


DURATION
4.33 years


* YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, YIELD WOULD HAVE BEEN 10.08%.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in emerging markets foreign securities which are subject to special risks; investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS
CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN EMERGING MARKETS DEBT FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Debt Portfolio
  ("Portfolio"), at value                          $20,233,952
Receivable for Expense Reimbursements                   13,028
Deferred Organization Expenses                           2,959
Prepaid Trustees' Fees                                     278
Prepaid Expenses and Other Assets                           61
                                                   -----------
    Total Assets                                    20,250,278
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                       34,468
Shareholder Servicing Fee Payable                        4,154
Administrative Services Fee Payable                        403
Administration Fee Payable                                  21
Fund Services Fee Payable                                   17
Accrued Expenses                                        48,202
                                                   -----------
    Total Liabilities                                   87,265
                                                   -----------
NET ASSETS
Applicable to 2,300,116 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $20,163,013
                                                   ===========
Net Asset Value, Offering and Redemption Price
  Per Share                                              $8.77
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $20,692,754
Undistributed Net Investment Income                    367,164
Accumulated Net Realized Loss on Investment         (3,013,746)
Net Unrealized Appreciation of Investment            2,116,841
                                                   -----------
    Net Assets                                     $20,163,013
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JULY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $2,900,370
Allocated Portfolio Expenses (Net of
  Reimbursement of $13,869)                                    (288,675)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                               2,611,695
FUND EXPENSES
Shareholder Servicing Fee                          $ 58,859
Transfer Agent Fees                                  22,444
Financial and Fund Accounting Services Fee           21,984
Interest Expense                                     14,130
Registration Fees                                    13,342
Professional Fees                                    11,456
Administrative Services Fee                           5,838
Amortization of Organization Expenses                 3,370
Fund Services Fee                                       395
Administration Fee                                      293
Trustees' Fees and Expenses                             280
Miscellaneous                                         4,798
                                                   --------
    Total Fund Expenses                             157,189
Less: Reimbursement of Expenses                    (138,197)
                                                   --------
NET FUND EXPENSES                                                18,992
                                                             ----------
NET INVESTMENT INCOME                                         2,592,703
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   2,479,043
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         2,101,968
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $7,173,714
                                                             ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE                 FOR THE                  FOR THE
                                                   FISCAL YEAR ENDED          PERIOD ENDED          FISCAL YEAR ENDED
                                                     JULY 31, 2000          JULY 31, 1999(A)        DECEMBER 31, 1998
                                                   -----------------  ----------------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      2,592,703   $                 1,273,633   $      1,514,455
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                          2,479,043                      (643,966)        (4,587,310)
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                     2,101,968                        17,712            226,246
                                                   ----------------   ---------------------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           7,173,714                       647,379         (2,846,609)
                                                   ----------------   ---------------------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (2,589,129)                   (1,273,633)        (1,514,455)
In Excess of Net Investment Income                               --                          (275)          (309,561)
                                                   ----------------   ---------------------------   ----------------
    Total Distributions to Shareholders                  (2,589,129)                   (1,273,908)        (1,824,016)
                                                   ----------------   ---------------------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         11,884,438                    16,750,849         15,105,562
Reinvestment of Dividends and Distributions               2,331,816                     1,227,642          1,773,903
Cost of Shares of Beneficial Interest Redeemed          (24,854,149)                  (10,448,230)        (4,874,109)
                                                   ----------------   ---------------------------   ----------------
    Net (Decrease) Increase from Transactions in
      Shares of Beneficial Interest                     (10,637,895)                    7,530,261         12,005,356
                                                   ----------------   ---------------------------   ----------------
    Total (Decrease) Increase in Net Assets              (6,053,310)                    6,903,732          7,334,731
NET ASSETS
Beginning of Period                                      26,216,323                    19,312,591         11,977,860
                                                   ----------------   ---------------------------   ----------------
End of Period (including undistributed net
  investment income of $367,164 and $333,740,
  respectively)                                    $     20,163,013   $                26,216,323   $     19,312,591
                                                   ================   ===========================   ================

------------------------
(a)Fiscal year changed to July 31. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                               FOR THE PERIOD
                                                                                                               APRIL 17, 1997
                                                        FOR THE            FOR THE            FOR THE         (COMMENCEMENT OF
                                                   FISCAL YEAR ENDED    PERIOD ENDED     FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                     JULY 31, 2000    JULY 31, 1999(A)   DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   -----------------  -----------------  ------------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  7.29            $  7.30            $  9.76              $ 10.00
                                                        -------            -------            -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.95               0.49               1.15                 0.58
Net Realized and Unrealized Gain (Loss) on
  Investment                                               1.42               0.02              (2.64)               (0.05)
                                                        -------            -------            -------              -------
Total from Investment Operations                           2.37               0.51              (1.49)                0.53
                                                        -------            -------            -------              -------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (0.89)             (0.52)             (0.81)               (0.58)
In Excess of Net Investment Income                           --                 --              (0.16)               (0.02)
Net Realized Gain                                            --                 --                 --                (0.17)
                                                        -------            -------            -------              -------
Total Distributions to Shareholders                       (0.89)             (0.52)             (0.97)               (0.77)
                                                        -------            -------            -------              -------
NET ASSET VALUE, END OF PERIOD                          $  8.77            $  7.29            $  7.30              $  9.76
                                                        =======            =======            =======              =======
RATIOS AND SUPPLEMENTAL DATA
Total Return                                              34.12%              7.27%(b)         (15.93)%               5.47%(b)
Net Assets, End of Period (in thousands)                $20,163            $26,216            $19,313              $11,978
Ratios to Average Net Assets
  Net Expenses (excluding Interest Expense)                1.25%              1.25%(c)           1.25%                1.25%(c)
  Net Investment Income                                   11.01%             12.28%(c)          10.05%                9.71%(c)
  Expenses without Reimbursement and including
    Interest Expense                                       1.95%              2.51%(c)           2.09%                2.40%(c)
  Interest Expense                                         0.06%              0.02%(c)             --                   --

------------------------
(a) Fiscal year changed to July 31. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Emerging Markets Debt Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on April 17, 1997.

The fund invests all of its investable assets in The Emerging Markets Debt Portfolio (the "portfolio"), a no-load, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 99% at July 31, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $16,800. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has reimbursed Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f ) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of July 31, 2000 was to increase undistributed net investment income by $29,850, increase accumulated net realized gain/loss on investment by $19,015 and decrease paid in-capital by $48,865. Net investment income, net realized gains and net assets were not affected by this change. This adjustment is primarily due to a book/tax difference on the recognition of interest income.

   h) For federal income tax purposes, the fund had a capital loss-carryforward of $2,856,915 at July 31, 2000, which will expire in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   i) For federal income tax, the fund incurred approximately $1,876 of foreign currency loss and $61,874 of long-term capital loss in the period from November 1, 1999 to July 31, 2000. These losses were deferred for tax purposes until August 1, 2000.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended July 31, 2000, the fee for these services amounted to $293.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year July 31, 2000, the fee for these services amounted to $5,838.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund (which excludes interest expense and taxes), including the expenses

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------
      allocated to the fund from the portfolio, at no more than 1.25% of the average daily net assets of the fund until November 28, 2000. For the fiscal year ended July 31, 2000, Morgan has agreed to reimburse the fund $152,066 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended July 31, 2000, the fee for these services amounted to $58,859.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. For the fiscal year ended July 31, 2000, the fund's allocated portion of Group's costs in performing its services amounted to $395.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the fund Services Fee shown in the financial statements was $20.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL                        FOR THE FISCAL
                                                     YEAR ENDED      FOR THE PERIOD        YEAR ENDED
                                                   JULY 31, 2000   ENDED JULY 31, 1999  DECEMBER 31, 1998
                                                   --------------  -------------------  -----------------
Shares of Beneficial Interest Sold...............      1,512,345            2,249,726          1,775,810
Reinvestment of Dividends and Distributions......        291,794              168,286            221,158
Shares of Beneficial Interest Redeemed...........     (3,100,010)          (1,466,759)          (578,862)
                                                   -------------   ------------------   ----------------
Net (Decrease) Increase..........................     (1,295,871)             951,253          1,418,106
                                                   =============   ==================   ================

J.P. MORGAN EMERGING MARKETS DEBT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at July 31, 2000. The average daily balance outstanding for the fiscal year ended July 31, 2000 was $427,989 at a weighted average interest rate of 6.28%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Emerging Markets Debt Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Emerging Markets Debt Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for the year then ended, for the period January 1, 1999 through July 31, 1999 and for the year ended December 31, 1998 and the financial highlights for the year then ended, for the period January 1, 1999 through July 31, 1999, for the year ended December 31, 1998 and for the period April 17, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 2000

The Emerging Markets Debt Portfolio

Annual Report July 31, 2000

(The following pages should be read in conjunction with J.P. Morgan Emerging Markets Debt Fund
Annual Financial Statements)

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                             RATING
   AMOUNT/ /                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  ------------
FOREIGN CORPORATE OBLIGATIONS (19.0%)
ARGENTINA (5.2%)
BANKING (3.5%)
$       750,000    Banco Hipotecario SA, Series REGS, 10.000% due
                     04/17/03.......................................     B1/BB-     $   701,250
                                                                                    -----------

TELECOMMUNICATION SERVICES (1.7%)
        400,000    CIA Radiocomunic Moviles, (144A), 9.250% due
                     05/08/08(s)....................................    B1/BBB-         352,000
                                                                                    -----------
                                                                                      1,053,250
                                                                                    -----------

BRAZIL (7.3%)
BANKING (2.3%)
        500,000    Banco Nacional De Desenvolvi, 12.554% due
                     06/16/08(v)....................................     B2/B+          470,000
                                                                                    -----------

CHEMICALS (2.9%)
        750,000    Trikem SA, (144A), 10.625% due 07/24/07..........     B+/BB-         585,000
                                                                                    -----------

TELECOMMUNICATION SERVICES (2.1%)
        500,000    Globo Communicacoes Participacoes, 10.625% due
                     12/05/08.......................................     B2/B+          422,500
                                                                                    -----------
                                                                                      1,477,500
                                                                                    -----------

CHINA (0.8%)
FOREST PRODUCTS & PAPER (0.8%)
        300,000    APP China Group, Ltd., (144A), 14.000% due
                     03/15/10.......................................    B3/CCC+         171,000
                                                                                    -----------

MAURITIUS (0.9%)
FOREST PRODUCTS & PAPER (0.9%)
        340,000    Indah Kiat Finance Mauritius, 10.000% due
                     07/01/07.......................................    B3/CCC+         192,100
                                                                                    -----------

MEXICO (4.2%)
BUILDING MATERIALS (2.0%)
        400,000    Cemex SA de C.V., (144A), 8.625% due 07/18/03....    Ba1/BBB-        400,000
                                                                                    -----------

OIL PRODUCTION (2.2%)
        450,000    Petroleos Mexicanos, 9.250% due 03/30/18.........    Baa3/BB+        436,500
                                                                                    -----------
                                                                                        836,500
                                                                                    -----------

PANAMA (0.6%)
INDUSTRIAL (0.6%)
        150,000    CSN Iron SA, 9.125% due 06/01/07.................     B2/BB-         120,750
                                                                                    -----------
                       TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                         $3,959,253)................................                  3,851,100
                                                                                    -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
   AMOUNT/ /                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  ------------
FOREIGN GOVERNMENT AGENCY (1.9%)
MEXICO (1.9%)
$       360,000    Bancomext Trust Division, (144A), 11.250% due
                     05/30/06 (cost $377,796).......................    Baa3/BB     $   392,400
                                                                                    -----------

SOVEREIGN BONDS (73.2%)
ARGENTINA (14.3%)
        280,000    Republic of Argentina Global Bonds, 10.250% due
                     07/21/30.......................................     B1/BB          230,720
        318,000    Republic of Argentina Global Bonds, 11.750% due
                     06/15/15.......................................     B1/BB          293,514
    ARS 726,365    Republic of Argentina - Bocon, Series PRO1,
                     2.935% due 04/01/07(v).........................    B1/BBB-         518,257
        250,000    Republic of Argentina Bonos del Tesoro, Series
                     BTO6, 11.250% due 05/24/04(v)..................     NR/NR          245,625
        105,000    Republic of Argentina Discount Bonds, Series
                     L-GL, 7.875% due 03/31/23(v)...................     B1/BB           85,050
        740,000    Republic of Argentina Global Bonds, 9.750% due
                     09/19/27(v)....................................     B1/BB          587,560
        100,000    Republic of Argentina Global Bonds, 11.750% due
                     04/07/09.......................................     B1/BB           94,500
        160,000    Republic of Argentina Global Bonds, 12.125% due
                     02/25/19(v)....................................     B1/BB          153,280
        399,000    Republic of Argentina Global Bonds, Series BGL5,
                     11.375% due 01/30/17(v)(s).....................     B1/BB          363,489
         35,000    Republic of Argentina Par Bonds, Series L-GP,
                     6.000% due 03/31/23(v).........................     B1/BB           23,866
        336,000    Republic of Argentina, Series FRB, 7.375% due
                     03/31/05(v)....................................     B1/BB          310,128
                                                                                    -----------
                                                                                      2,905,989
                                                                                    -----------

BRAZIL (15.5%)
        480,000    Republic of Brazil Global Bonds, 12.250% due
                     03/06/30.......................................     B2/B+          452,160
        150,000    Republic of Brazil Global Bonds, 12.750% due
                     01/15/20.......................................     B2/B+          146,400
        849,673    Republic of Brazil C Bonds, Series 20 Year,
                     8.000% due 04/15/14(v)(s)......................     B2/B+          632,475
        665,000    Republic of Brazil DCB, Series 18 Year, 7.438%
                     due 04/15/12(v)(s).............................     B2/B+          495,009
        200,000    Republic of Brazil DCB, Series RG, 7.438% due
                     04/15/12(v)....................................     B2/B+          148,875
        450,000    Republic of Brazil Discount Bonds, Series 30 Year
                     ZL, 7.375% due 04/15/24(v).....................     B2/B+          354,375
         70,000    Republic of Brazil Global Bonds, 10.125% due
                     05/15/27.......................................     B2/B+           55,300
         50,000    Republic of Brazil Global Bonds, 11.625% due
                     04/15/04(s)....................................     B2/B+           50,825
        159,000    Republic of Brazil Global Bonds, 14.500% due
                     10/15/09(s)....................................     B2/B+          172,753
        145,000    Republic of Brazil NMB, Series 15 Year, 7.438%
                     due 04/15/09(v)................................     B2/B+          122,434
        450,000    Republic of Brazil Par Bonds, Series 30 Year ZL,
                     6.000% due 04/15/24(v).........................     B2/B+          294,750
        232,500    Republic of Brazil, Series EI-L, 7.375% due
                     04/15/06(v)....................................     B2/B+          213,464
                                                                                    -----------
                                                                                      3,138,820
                                                                                    -----------

BULGARIA (3.0%)
        240,000    Republic of Bulgaria Discount Bonds, Series A,
                     7.750% due 07/28/24(v).........................     B2/NR          192,600
        290,000    Republic of Bulgaria Global FLIRB, Series A,
                     2.750% due 07/28/12(v).........................     B2/B+          218,950
        250,000    Republic of Bulgaria IAB, Series PDI, 7.750% due
                     07/28/11(v)(s).................................     B2/B+          201,562
                                                                                    -----------
                                                                                        613,112
                                                                                    -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
   AMOUNT/ /                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  ------------
COLOMBIA (4.3%)
$       130,000    Republic of Colombia, 9.750% due 04/23/09........     Ba2/BB     $   104,975
        600,000    Republic of Colombia, 11.750% due 02/25/20.......     Ba2/BB         516,900
        240,000    Republic of Colombia, 8.625% due 04/01/08........     Ba2/BB         189,000
         70,000    Republic of Columbia, 7.625% due 02/15/07........     Ba2/BB          53,025
                                                                                    -----------
                                                                                        863,900
                                                                                    -----------

ECUADOR (0.9%)
        480,000    Republic of Ecuador Par Bonds, 4.000% due
                     02/28/25(v) TRIANGLE +.........................    Caa2/NR         184,800
                                                                                    -----------

MEXICO (4.4%)
         50,000    United Mexican States Discount Bonds, Series C,
                     7.800% due 12/31/19(v).........................    Baa3/BB+         49,688
        160,000    United Mexican States, Series XW, 10.375% due
                     02/17/09.......................................    Baa3/BB+        172,000
        250,000    United Mexican States Discount Bonds, Series D,
                     7.925% due 12/31/19(v).........................    Baa3/BB+        248,438
         85,000    United Mexican States Global Bonds, 11.375% due
                     09/15/16.......................................    Baa3/BB+         98,685
         80,000    United Mexican States Global Bonds, 11.500% due
                     05/15/26.......................................    Baa3/BB+         97,760
        250,000    United Mexican States Par Bonds, Series W-A,
                     6.250% due 12/31/19............................    Baa3/BB+        214,375
                                                                                    -----------
                                                                                        880,946
                                                                                    -----------

MOROCCO (0.3%)
         64,272    Kingdom of Morocco Restructuring & Consolidation
                     Agreement, Series A, 7.750% due 01/01/09(v)....     Ba1/BB          58,487
                                                                                    -----------

NIGERIA (0.7%)
        250,000    Central Bank of Nigeria, Series WW, 6.250% due
                     11/15/20(v)....................................     NR/NR          143,750
                                                                                    -----------

PAKISTAN (2.1%)
        658,000    Republic of Pakistan, (144A), 10.000% due
                     12/13/05.......................................    Caa1/B-         434,280
                                                                                    -----------

PANAMA (1.8%)
        110,000    Republic of Panama, 10.750% due 05/15/20.........    Ba1/BB+         110,000
        115,000    Republic of Panama, 8.875% due 09/30/27(s).......    Ba1/BB+          99,475
         90,000    Republic of Panama IRB, Series 18 Year, 4.500%
                     due 07/17/14(v)................................    Ba1/BB+          73,238
        109,345    Republic of Panama PDI, Series 20 Year, 7.750%
                     due 07/17/16(v)(s).............................    Ba1/BB+          89,936
                                                                                    -----------
                                                                                        372,649
                                                                                    -----------

PERU (1.5%)
        145,000    Republic of Peru FLIRB, Series 20 Year, 3.750%
                     due 03/07/17(v)................................     Ba3/BB          89,900
        295,000    Republic of Peru PDI, Series 20 Year, 4.500% due
                     03/07/17(v)(s).................................     Ba3/BB         202,075
                                                                                    -----------
                                                                                        291,975
                                                                                    -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
   AMOUNT/ /                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  ------------
PHILIPPINES (1.2%)
$       300,000    Republic of Philippines, 10.625% due 03/16/25....    Ba1/BB+     $   250,050
                                                                                    -----------

RUSSIA (14.8%)
        340,000    Russia IAN, Vnesheconombank, Series US, 7.938%
                     due 12/15/15(v) TRIANGLE +.....................     Ca/NR          113,492
      4,848,000    Russia Principal Loan, Vnesheconombank, Series 24
                     Year, 7.938% due 12/15/20(v) TRIANGLE +........     NR/NR        1,599,840
        350,000    Russian Federation, 8.750% due 07/24/05..........     B3/B-          279,125
         90,000    Russian Federation, 9.250% due 11/27/01..........     B3/B-           87,584
        330,000    Russian Federation, 10.000% due 06/26/07.........     B3/B-          259,050
        300,000    Russian Federation, 11.000% due 07/24/18.........     B3/B-          227,250
        130,000    Russian Federation, 11.750% due 06/10/03.........     B3/B-          123,500
        350,000    Russian Federation, 12.750% due 06/24/28.........     B3/B-          309,313
                                                                                    -----------
                                                                                      2,999,154
                                                                                    -----------

TURKEY (3.9%)
        400,000    Republic of Turkey, 11.875% due 01/15/30.........     B1/B+          434,800
        330,000    Republic of Turkey, 12.375% due 06/15/09.........     B1/B+          356,400
                                                                                    -----------
                                                                                        791,200
                                                                                    -----------

VENEZUELA (4.5%)
        357,140    Republic of Venezuela DCB, 7.875% due
                     12/18/07(v)(s).................................      B2/B          296,426
        166,665    Republic of Venezuela FLIRB, Series B, 7.438% due
                     03/31/07(v)....................................      B2/B          138,749
        440,000    Republic of Venezuela Global Bonds, 9.250% due
                     09/15/27(s)....................................      B2/B          295,240
        250,000    Republic of Venezuela Par Bonds, Series W-A,
                     6.750% due 03/31/20(s).........................      B2/B          178,750
                                                                                    -----------
                                                                                        909,165
                                                                                    -----------
                       TOTAL SOVEREIGN BONDS (COST $12,673,063).....                 14,838,277
                                                                                    -----------

U.S. TREASURY OBLIGATIONS (2.8%)
U.S. TREASURY BONDS (0.3%)
         50,000    6.125% due 08/15/29..............................                     51,461
                                                                                    -----------

U.S. TREASURY NOTES (2.5%)
        500,000    6.500% due 02/15/10..............................                    516,485
                                                                                    -----------
                       TOTAL U.S. TREASURY OBLIGATIONS (COST
                         $566,985)..................................                    567,946
                                                                                    -----------

RIGHTS (0.0%)
MEXICO (0.0%)
      2,644,000    United Mexican States Value Recovery, Series Par,
                     Expiring 06/30/03 (cost $0) +..................     NR/NR                0
                                                                                    -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
   AMOUNT/ /                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  ------------
WARRANTS (0.0%)
NIGERIA (0.0%)
$         1,500    Central Bank of Nigeria, Expiring 11/15/20+......     NR/NR      $         0
                                                                                    -----------

VENEZUELA (0.0%)
          2,500    Republic of Venezuela, Expiring 04/15/20+........     NR/NR                0
                                                                                    -----------
                       TOTAL WARRANTS (COST $0).....................                          0
                                                                                    -----------


SHORT-TERM INVESTMENTS (1.2%)
OTHER INVESTMENT COMPANIES (1.2%)
        239,325    J.P. Morgan Institutional Prime Money Market Fund
                     (cost $239,325)*...............................      239,325
                                                                      -----------
                   TOTAL INVESTMENTS (COST $17,816,422) (98.1%).....   19,889,048
                   OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%).....      375,576
                                                                      -----------
                   NET ASSETS (100.0%)..............................  $20,264,624
                                                                      ===========

------------------------------
Note: Based on the cost of investments of $17,864,834 for Federal Income Tax Purposes at July 31, 2000, the aggregate gross unrealized appreciation and depreciation was $2,310,349 and $286,135, respectively, resulting in net unrealized appreciation of $2,024,214.

+Non-income producing security.

(s)Security is fully of partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts. $1,974,275 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

TRIANGLE Defaulted security.

/ / Denominated in United States Dollar unless otherwise indicated.

ARS - Denominated in Argentina Pesos.

144A - Securities restricted for resale to Qualified Institutional Buyers.

C - Capitalization.

DCB - Debt Conversion Bond.

FLIRB - Front Loaded Interest Reduction Bond.

IAB - Interest in Arrears Bond.

IAN - Interest in Arrears Note.

IRB - Interest Reduction Bond.

NMB - New Money Bond.

PDI - Past Due Interest.

FRB - Floating Rate Bond.

*Money Market Mutual Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $17,816,422 )           $19,889,048
Cash                                                   399,094
Interest Receivable                                    422,845
Receivable for Investments Sold                        172,025
Deferred Organization Expenses                           1,690
Receivable for Expense Reimbursement                     1,077
Prepaid Trustees' Fees                                     195
Prepaid Expenses and Other Assets                          213
                                                   -----------
    Total Assets                                    20,886,187
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      531,883
Custody Fee Payable                                     18,296
Advisory Fee Payable                                    11,727
Variation Margin Payable                                 1,312
Administrative Services Fee Payable                        405
Fund Services Fee Payable                                   17
Accrued Expenses                                        57,923
                                                   -----------
    Total Liabilities                                  621,563
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $20,264,624
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JULY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $2,903,636
EXPENSES
Advisory Fee                                       $  166,951
Custodian Fees and Expenses                            68,131
Professional Fees and Expenses                         50,261
Printing Expenses                                       7,325
Administrative Services Fee                             5,919
Amortization of Organization Expense                    3,247
Fund Services Fee                                         399
Trustees' Fees and Expenses                               383
Administration Fee                                        222
Insurance Expense                                          55
                                                   ----------
    Total Expenses                                    302,893
Less: Reimbursement of Expenses                       (13,890)
                                                   ----------
NET EXPENSES                                                      289,003
                                                               ----------
NET INVESTMENT INCOME                                           2,614,633
NET REALIZED GAIN ON
  Investments                                       2,452,953
  Futures Contracts                                    28,247
                                                   ----------
    Net Realized Gain                                           2,481,200
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                       2,053,688
  Futures Contracts                                    46,188
  Foreign Currency Translations                         2,750
                                                   ----------
    Net Change in Unrealized Appreciation                       2,102,626
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $7,198,459
                                                               ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL         FOR THE PERIOD              FOR THE
                                                     YEAR ENDED               ENDED              FISCAL YEAR ENDED
                                                   JULY 31, 2000         JULY 31, 1999(A)        DECEMBER 31, 1998
                                                   --------------  ----------------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   2,614,633   $                 1,275,824   $      1,544,342
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions      2,481,200                      (644,480)        (4,592,666)
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                           2,102,626                        18,215            223,707
                                                   -------------   ---------------------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       7,198,459                       649,559         (2,824,617)
                                                   -------------   ---------------------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         25,094,412                    19,855,226         15,100,514
Withdrawals                                          (38,292,621)                  (13,588,663)        (5,099,187)
                                                   -------------   ---------------------------   ----------------
    Net (Decrease) Increase from Investors'
      Transactions                                   (13,198,209)                    6,266,563         10,001,327
                                                   -------------   ---------------------------   ----------------
    Total (Decrease) Increase in Net Assets           (5,999,750)                    6,916,122          7,176,710
NET ASSETS
Beginning of Period                                   26,264,374                    19,348,252         12,171,542
                                                   -------------   ---------------------------   ----------------
End of Period                                      $  20,264,624   $                26,264,374   $     19,348,252
                                                   =============   ===========================   ================

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                                FOR THE PERIOD
                                                                                                                MARCH 7, 1997
                                           FOR THE FISCAL          FOR THE                 FOR THE             (COMMENCEMENT OF
                                             YEAR ENDED          PERIOD ENDED         FISCAL YEAR ENDED      OPERATIONS) THROUGH
                                           JULY 31, 2000       JULY 31, 1999(A)       DECEMBER 31, 1998       DECEMBER 31, 1997
                                           --------------    --------------------    --------------------    --------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                      1.21%            1.25%(b)                1.07%                   0.91%(b)
  Net Investment Income                            10.97%           12.19%(b)               10.16%                   9.57%(b)
  Expenses without Reimbursement                    1.27%            1.70%(b)                1.25%                   0.91%(b)
Portfolio Turnover                                   295%             555%(c)                 791%                    182%(c)

------------------------
(a)Fiscal year changed to July 31. Prior to this, the fiscal year end was December 31. The numbers reflected are for the period January 1, 1999 through July 31, 1999.

(b) Annualized.

(c) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Debt Portfolio (the "portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "Series Portfolio"). The Series Portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on March 7, 1997. The portfolio's investment objective is high total return from a portfolio of fixed income securities of emerging markets issuers. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available bid price on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available bid price on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the quoted bid price in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $16,200. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") has paid the organization expenses of the portfolio. The portfolio has reimbursed Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------
      time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid JPMIM at an annual rate of 0.70% of the portfolio's average daily net assets. For the fiscal year ended July 31, 2000, such fees amounted to $167,122.

      The portfolio may invest in one or more affiliated money market funds:
      J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the portfolio in an amount to offset any doubling of investment advisory, shareholder servicing and administrative service fees. For fiscal year ended July 31, 2000, J.P. Morgan has agreed to reimburse the portfolio $171 under the agreement. Interest Income included in the Statement of Operations for the year ended July 31, 2000 includes $5,293 of interest income from investments in affiliated money market funds.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended July 31, 2000, the fee for these services amounted to $222.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------
      administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first
      $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended July 31, 2000, the fee for these services amounted to $5,919.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio, at no more than 1.25% of the average daily net assets of the portfolio until November 28, 2000. For the fiscal year ended July 31, 2000, J.P. Morgan has agreed to reimburse the portfolio $13,890 for expenses under this agreement.

   d) The trust, on behalf of the portfolio, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. For the fiscal year ended July 31, 2000, the portfolio's allocated portion of Group's costs in performing its services amounted to $399.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $40.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended July 31, 2000 were as follows:

COST OF             PROCEEDS
PURCHASES          FROM SALES
---------          -----------
$66,203,188......  $74,017,216
================   ===========

THE EMERGING MARKETS DEBT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JULY 31, 2000
--------------------------------------------------------------------------------

Open futures contracts at July 31, 2000 are summarized as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   CURRENT MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)      OF CONTRACTS
                                                   --------------  --------------  --------------------
U.S. Long Bond, expiring
 September 2000..................................             10   $      47,765   $           985,938
                                                   =============   =============   ===================

                                                   CONTRACTS SHORT
                                                   ---------------
U.S. Ten Year Note, expiring
 September 2000..................................               2   $      (1,089)  $          (197,781)
                                                   ==============   =============   ===================

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Emerging Markets Debt Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Emerging Markets Debt Portfolio (the "portfolio") at July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for the year then ended, for the period January 1, 1999 through July 31, 1999 and for the year ended December 31, 1998 and the supplementary data for the year then ended, for the period from January 1, 1999 through July 31, 1999, for the year ended December 31, 1998 and for the period March 7, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
September 15, 2000

J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   EMERGING MARKETS DEBT FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND: SELECT SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.
IMAR203

J.P. MORGAN
EMERGING MARKETS
DEBT FUND

ANNUAL REPORT
JULY 31, 2000